Exhibit 99

[HEI Logo]

2010
Statistical Supplement
and Utility Forecast

Shelee M. T. Kimura

Manager, Investor Relations

and Strategic Planning

Phone: 808-543-7384

Fax: 808-203-1164

E-mail: skimura@hei.com

Forward-Looking Statements

This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (HECO) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Risks, uncertainties and other important factors that could cause actual results to differ materially from those in forward-looking statements and from historical results include, but are not limited to, the following:

•            international, national and local economic conditions, including the state of the Hawaii tourism and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, and the implications and potential impacts of current capital and credit market conditions and federal and state responses to those conditions;

•            weather and natural disasters, such as hurricanes, earthquakes, tsunamis, lightning strikes and the potential effects of global warming (such as more severe storms and rising sea levels);

•            global developments, including terrorist acts, the war on terrorism, continuing U.S. presence in Afghanistan, potential conflict or crisis with North Korea or in the Middle East;

•            the timing and extent of changes in interest rates and the shape of the yield curve;

•            the ability of the Company to access credit markets to obtain commercial paper and other short-term and long-term debt financing (including lines of credit) and to access capital markets to issue HEI common stock under volatile and challenging market conditions, and the cost of such financings, if available;

•            the risks inherent in changes in the value of pension and other retirement plan assets and securities available for sale;

•            changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;

•            the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated over the next several months;

•            increasing competition in the electric utility and banking industries (e.g., increased self-generation of electricity may have an adverse impact on HECO’s revenues and increased price competition for deposits, or an outflow of deposits to alternative investments, may have an adverse impact on ASB’s cost of funds);

•            the implementation of the Energy Agreement with the State of Hawaii and Consumer Advocate (Energy Agreement) setting forth the goals and objectives of a Hawaii Clean Energy Initiative (HCEI), revenue decoupling and the fulfillment by the utilities of their commitments under the Energy Agreement (given the Public Utilities Commission of the State of Hawaii (PUC) approvals needed; the PUC’s potential delay in considering HCEI-related costs; reliance by the Company on outside parties like the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, the proposed undersea cable (to bring power to Oahu from Lanai and/or Molokai), biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity);

•            capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation (DG), combined heat and power (CHP) or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;

•            the risk to generation reliability when generation peak reserve margins on Oahu are strained;

•            fuel oil price changes, performance by suppliers of their fuel oil delivery obligations and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);

•            the impact of fuel price volatility on customer satisfaction and political and regulatory support for the utilities;

i

•            the risks associated with increasing reliance on renewable energy, as contemplated under the Energy Agreement, including the availability and cost of non-fossil fuel supplies for renewable generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;

•            the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);

•            the ability of the electric utilities to negotiate, periodically, favorable fuel supply and collective bargaining agreements;

•            new technological developments that could affect the operations and prospects of HEI and its subsidiaries (including HECO and its subsidiaries and ASB) or their competitors;

•            federal, state, county and international governmental and regulatory actions, such as changes in laws, rules and regulations applicable to HEI, HECO, ASB and their subsidiaries (including changes in taxation, increases in capital requirements, regulatory changes resulting from the HCEI, environmental laws and regulations, the regulation of greenhouse gas emissions (GHG), healthcare reform, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);

•            decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs);

•            decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions and restrictions and penalties that may arise, such as with respect to environmental conditions or renewable portfolio standards (RPS));

•            potential enforcement actions by the Office of Thrift Supervision (OTS) (or its regulatory successors, the Office of the Comptroller of the Currency and the Federal Reserve Board) and other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);

•            ability to recover and earn on increasing costs and capital investments not covered by revenue adjustment mechanisms;

•            the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);

•            changes in accounting principles applicable to HEI, HECO, ASB and their subsidiaries, including the adoption of International Financial Reporting Standards or new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs;

•            changes by securities rating agencies in their ratings of the securities of HEI and HECO and the results of financing efforts;

•            faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage servicing assets of ASB;

•            changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of allowance for loan losses and charge-offs;

•            changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds;

•            the final outcome of tax positions taken by HEI, HECO, ASB and their subsidiaries;

•            the risks of suffering losses and incurring liabilities that are uninsured or underinsured; and

•            other risks or uncertainties described in other reports previously and subsequently filed by HEI and/or HECO with the Securities and Exchange Commission (SEC) (e.g., “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, HECO, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ii

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(dollars in thousands, except per share amounts)

Revenues	$2,664,982	$2,309,590	$3,218,920	$2,536,418	$2,460,904
Net income for common stock	$113,535	$83,011	$90,278	$84,779	$108,001
Basic earnings per common share	$1.22	$0.91	$1.07	$1.03	$1.33
Diluted earnings per common share	$1.21	$0.91	$1.07	$1.03	$1.33
Dividends per common share	$1.24	$1.24	$1.24	$1.24	$1.24

Operating income (loss)
Electric utility	$178,388	$169,671	$191,359	$130,585	$166,718
Bank	92,588	31,764	26,952	84,010	88,558
Other	(14,765)	(13,771)	(14,154)	(10,863)	(15,880)
	$256,211	$187,664	$204,157	$203,732	$239,396
Assets *
Electric utility	$4,285,680	$3,978,392	$3,856,109	$3,423,888	$3,063,134
Bank	4,796,759	4,940,985	5,437,120	6,861,493	6,808,499
Other	2,905	5,625	1,853	8,535	19,576
	$9,085,344	$8,925,002	$9,295,082	$10,293,916	$9,891,209
Capital structure * **
Short-term borrowings - other than bank	$24,923	$41,989	$—	$91,780	$176,272
Long-term debt, net - other than bank	1,364,942	1,364,815	1,211,501	1,242,099	1,133,185
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,483,637	1,441,648	1,389,454	1,275,427	1,095,240
	$2,907,795	$2,882,745	$2,635,248	$2,643,599	$2,438,990
Capital structure ratios * **
Short-term borrowings - other than bank	0.9%	1.5%	—%	3.5%	7.2%
Long-term debt, net - other than bank	46.9	47.3	46.0	47.0	46.5
Preferred stock of subsidiaries	1.2	1.2	1.3	1.3	1.4
Common stock equity	51.0	50.0	52.7	48.2	44.9
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share *	145%	134%	144%	149%	202%
Price earnings ratio ***	18.7x	23.0x	20.7x	22.1x	20.4x
Return on average common equity	7.8%	5.9%	6.8%	7.2%	9.3%
Indicated annual yield *	5.4%	5.9%	5.6%	5.4%	4.6%
Dividend payout ratio	102%	137%	116%	120%	93%

*

At December 31. (Note: Common stock equity since December 31, 2006 includes a charge to accumulated other comprehensive income relating to retirement benefits pursuant to FASB Accounting Standards CodificationTM (ASC) Topic 715, “Compensation-Retirement Benefits.” This charge as of December 31, 2010, 2009, 2008 and 2007 has been adjusted by the impact of decisions of the PUC. See Note 9, “Retirement benefits,” of HEI’s “Notes to Consolidated Financial Statements” in HEI’s 2010 Form 10-K.)

**	Excludes ASB’s deposit liabilities and other borrowings.
***	Calculated using December 31 market price per common share divided by basic earnings per common share.

See “Commitments and contingencies” in Note 3 and “Balance sheet restructure” and discussions of private-issue mortgage-related securities in Note 4 of HEI’s “Notes to Consolidated Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated in HEI’s Form 10-K for discussions of certain contingencies that could adversely affect future results of operations and factors that affected reported results of operations.

On December 8, 2008, HEI completed the issuance and sale of 5 million shares of HEI’s common stock (without par value) under an omnibus shelf registration statement. The net proceeds from the sale amounted to approximately $110 million and were primarily used to repay HEI’s outstanding short-term debt and to make loans to HECO (principally to permit HECO to repay its short-term debt).

CONSOLIDATED BALANCE SHEETS

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2010	2009	2008	2007	2006
(in thousands)

ASSETS
Cash and cash equivalents	$330,651	$503,922	$183,435	$209,855	$257,301
Accounts receivable and unbilled revenues, net	266,996	241,116	300,666	294,447	248,639
Available-for-sale investment and mortgage-related securities	678,152	432,881	657,717	2,140,772	2,367,427
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764	97,764	97,764	97,764
Loans receivable, net	3,497,729	3,670,493	4,206,492	4,101,193	3,780,461
Property, plant and equipment, net	3,165,918	3,088,611	2,907,376	2,743,410	2,647,490
Regulatory assets	478,330	426,862	530,619	284,990	112,349
Other	487,614	381,163	328,823	338,405	296,698
Goodwill	82,190	82,190	82,190	83,080	83,080
Total assets	$9,085,344	$8,925,002	$9,295,082	$10,293,916	$9,891,209

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Accounts, interest and dividends payable	$230,260	$186,994	$183,584	$202,299	$165,505
Deposit liabilities	3,975,372	4,058,760	4,180,175	4,347,260	4,575,548
Short-term borrowings - other than bank	24,923	41,989	—	91,780	176,272
Other bank borrowings	237,319	297,628	680,973	1,810,669	1,568,585
Long-term debt, net - other than bank	1,364,942	1,364,815	1,211,501	1,242,099	1,133,185
Deferred income taxes	278,958	188,875	143,308	155,337	106,780
Regulatory liabilities	296,797	288,214	288,602	261,606	240,619
Contributions in aid of construction	335,364	321,544	311,716	299,737	276,728
Other	823,479	700,242	871,476	573,409	518,454
Total liabilities	7,567,414	7,449,061	7,871,335	8,984,196	8,761,676
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	1,314,199	1,265,157	1,231,629	1,072,101	1,028,101
Retained earnings	181,910	184,213	210,840	225,168	242,667
Accumulated other comprehensive loss, net of tax benefits	(12,472)	(7,722)	(53,015)	(21,842)	(175,528)
Total shareholders’ equity	1,483,637	1,441,648	1,389,454	1,275,427	1,095,240
Total liabilities and shareholders’ equity	$9,085,344	$8,925,002	$9,295,082	$10,293,916	$9,891,209

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands, except per share amounts)

Revenues
Electric utility	$2,382,366	$2,035,009	$2,860,350	$2,106,314	$2,054,890
Bank	282,693	274,719	358,553	425,495	408,365
Other	(77)	(138)	17	4,609	(2,351)
	2,664,982	2,309,590	3,218,920	2,536,418	2,460,904
Expenses
Electric utility	2,203,978	1,865,338	2,668,991	1,975,729	1,888,172
Bank	190,105	242,955	331,601	341,485	319,807
Other	14,688	13,633	14,171	15,472	13,529
	2,408,771	2,121,926	3,014,763	2,332,686	2,221,508
Operating income (loss)
Electric utility	178,388	169,671	191,359	130,585	166,718
Bank	92,588	31,764	26,952	84,010	88,558
Other	(14,765)	(13,771)	(14,154)	(10,863)	(15,880)
	256,211	187,664	204,157	203,732	239,396
Interest expense - other than on deposit liabilities and other bank borrowings	(81,538)	(76,330)	(76,142)	(78,556)	(75,678)
Allowance for borrowed funds used during construction	2,558	5,268	3,741	2,552	2,879
Allowance for equity funds used during construction	6,016	12,222	9,390	5,219	6,348
Income before income taxes	183,247	128,824	141,146	132,947	172,945
Income taxes	67,822	43,923	48,978	46,278	63,054
Net income	115,425	84,901	92,168	86,669	109,891
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$113,535	$83,011	$90,278	$84,779	$108,001
Basic earnings per common share	$1.22	$0.91	$1.07	$1.03	$1.33
Diluted earnings per common share	$1.21	$0.91	$1.07	$1.03	$1.33
Dividends per common share	$1.24	$1.24	$1.24	$1.24	$1.24
Weighted-average number of common shares outstanding	93,421	91,396	84,631	82,215	81,145
Adjusted weighted-average shares	93,693	91,516	84,720	82,419	81,373

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands)

Balance, January 1	$1,441,648	$1,389,454	$1,275,427	$1,095,240	$1,216,630

Comprehensive income:
Net income	113,535	83,011	90,278	84,779	108,001
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) arising during the period, net of taxes	(1,196)	12,938	(30,124)	18,087	2,059
Less: reclassification adjustment for net realized losses (gains) included in net income, net of taxes	—	28,596	15,142	(668)	(1,045)
Unrealized losses on derivatives qualified as cash flow hedges: Net unrealized holding losses arising during the period, net of tax benefits	(1,169)	—	—	—	—
Retirement benefit plans:
Net transition asset arising during the period, net of taxes	—	6,549	—	—	—
Prior service credit arising during the period, net of taxes	4,712	1,446	992	10,584	—
Net gains (losses) arising during the period, net of taxes	(44,626)	64,547	(175,240)	17,825	—
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	4,030	10,754	5,801	8,694	—
Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory asset, net of taxes	33,499	(75,756)	152,256	(17,282)	—
Less: reclassification adjustment for curtailment gain included in net income, net of taxes	—	—	—	(5,305)	—
Minimum pension liability adjustment, net of taxes	—	—	—	—	1,254
Comprehensive income	108,785	132,085	59,105	116,714	110,269
Adjustment to initially apply PUC D&Os related to retirement benefit plans, net of taxes	—	—	—	121,751	—
Adjustment to initially apply FIN 48	—	—	—	(228)	—
Adjustment to initially apply SFAS No. 158, net of tax benefits	—	—	—	—	(140,066)
Issuance of common stock:
Common stock offering	—	—	115,000	—	—
Dividend reinvestment and stock purchase plan	37,296	27,701	34,607	34,443	—
Retirement savings and other plans	8,934	4,771	15,267	10,804	10,270
Expenses and other, net	2,812	1,056	(5,346)	(1,247)	(1,135)
Common stock dividends	(115,838)	(113,419)	(104,606)	(102,050)	(100,728)
Balance, December 31	$1,483,637	$1,441,648	$1,389,454	$1,275,427	$1,095,240

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITALIZATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2010	2009	2008	2007	2006
(dollars in thousands, except par values)

Short-term borrowings - other than bank (1)	$24,923	$41,989	$—	$91,780	$176,272
Long-term debt - other than bank (1)
Long-term debt of electric utility subsidiaries (2)	1,057,942	1,057,815	904,501	885,099	766,185
HEI, medium-term notes, Series B 6.545 - 7.13% due in various years through 2012	7,000	7,000	7,000	7,000	17,000
HEI, medium-term notes, Series C 6.51% due in 2014	100,000	100,000	100,000	100,000	100,000
HEI, medium-term notes, Series D 4.00% paid in 2008	—	—	—	50,000	50,000
HEI, medium-term notes, Series D 5.25% due in 2013	50,000	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 4.23% due in 2011	50,000	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 6.141% due in 2011	100,000	100,000	100,000	100,000	100,000
	1,364,942	1,364,815	1,211,501	1,242,099	1,133,185

Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Stockholders' equity
Preferred stock	—	—	—	—	—
Common stock	1,314,199	1,265,157	1,231,629	1,072,101	1,028,101
Retained earnings	181,910	184,213	210,840	225,168	242,667
Accumulated other comprehensive loss, net of tax benefits	(12,472)	(7,722)	(53,015)	(21,842)	(175,528)
	1,483,637	1,441,648	1,389,454	1,275,427	1,095,240
Total capitalization	$2,907,795	$2,882,745	$2,635,248	$2,643,599	$2,438,990

LONG-TERM DEBT MATURITIES

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

(in thousands)	2011	2012	2013	2014	2015	Thereafter	Total

Long-term debt - other than bank (1)
Electric utilities	$—	$57,500	$—	$11,400		$989,042	$1,057,942
HEI	150,000	7,000	50,000	100,000		—	307,000
	$150,000	$64,500	$50,000	$111,400	$—	$989,042	$1,364,942

(1)	Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
(2)	See pages 14 and 15 for additional information.

Note: See HEI's “Notes to Consolidated Financial Statements” included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands)

Cash flows from operating activities
Net income	$115,425	$84,901	$92,168	$86,669	$109,891
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	154,523	151,282	150,977	147,881	141,184
Other amortization	4,605	5,389	5,085	11,878	10,778
Provision for loan losses	20,894	32,000	10,334	5,700	1,400
Writedown of utility plant	—	—	—	11,701	—
Gain on pension curtailment	—	—	(472)	(8,809)	—
Loans receivable originated and purchased, held for sale	(360,527)	(443,843)	(204,457)	(39,688)	(23,767)
Proceeds from sale of loans receivable, held for sale	392,406	471,194	185,291	33,876	26,150
Net losses (gains) on sale of investment and mortgage-related securities	—	32,034	17,376	(1,109)	(1,735)
Other-than-temporary impairment on available-for-sale mortgage-related securities	—	15,444	7,764	—	—
Change in deferred income taxes	97,791	12,787	5,134	(34,624)	(12,946)
Change in excess tax benefits from share-based payment arrangements	45	310	(405)	(195)	(1,052)
Allowance for equity funds used during construction	(6,016)	(12,222)	(9,390)	(5,219)	(6,348)
Changes in assets and liabilities, net of effects from the disposal of businesses
Decrease (increase) in accounts receivable and unbilled revenues, net	(25,880)	59,550	(6,219)	(45,808)	834
Increase (decrease) in accounts, interest and dividends payable	43,266	3,410	(18,715)	36,794	(17,831)
Changes in other assets and liabilities	(95,815)	(127,768)	25,343	20,184	61,384
Net cash provided by operating activities	340,717	284,468	259,814	219,231	287,942
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(714,552)	(297,864)	(489,264)	(402,071)	(343,927)
Principal repayments on available-for-sale investment and mortgage-related securities	465,437	357,233	610,521	652,083	542,702
Proceeds from sale of available-for-sale investment and mortgage-related securities	—	185,134	1,311,596	1,109	61,131
Proceeds from sale of other investments	—	—	17	35,920	—
Net decrease (increase) in loans held for investment	118,892	484,960	(92,241)	(315,786)	(211,872)
Proceeds from sale of real estate acquired in settlement of loans	5,967	1,555	—	—	403
Capital expenditures	(182,125)	(304,761)	(282,051)	(218,297)	(210,529)
Contributions in aid of construction	22,555	14,170	17,319	19,011	19,707
Other	5,092	1,199	1,116	5,902	1,708
Net cash provided by (used in) investing activities	$(278,734)	$441,626	$1,077,013	$(222,129)	$(140,677)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands)

Cash flows from financing activities
Net increase (decrease) in deposit liabilities	$(83,388)	$(121,415)	$(167,085)	$(228,288)	$18,129
Net increase (decrease) in short-term borrowings with original maturities of three months or less	(17,066)	41,989	(91,780)	(84,492)	35,213
Proceeds from short-term borrowings with original maturities of greater than three months	—	—	—	—	44,891
Repayment of short-term borrowings with original maturities of greater than three months	—	—	—	—	(45,590)
Net increase (decrease) in retail repurchase agreements	(60,308)	(3,829)	(37,142)	71,205	60,596
Proceeds from other bank borrowings	—	310,000	2,592,635	1,338,432	1,331,559
Repayments of other bank borrowings	—	(689,517)	(3,682,119)	(1,166,112)	(1,446,995)
Proceeds from issuance of long-term debt	—	153,186	19,275	242,539	100,000
Repayment of long-term debt	—	—	(50,000)	(136,000)	(110,000)
Change in excess tax benefits from share-based payment arrangements	(45)	(310)	405	195	1,052
Net proceeds from issuance of common stock	22,706	15,329	136,443	21,072	5,481
Common stock dividends	(93,034)	(96,843)	(83,604)	(81,489)	(100,673)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)	(1,890)	(1,890)
Other	(2,229)	(12,307)	1,615	(19,720)	1,786
Net cash used in financing activities	(235,254)	(405,607)	(1,363,247)	(44,548)	(106,441)
Net cash provided by discontinued operations	—	—	—	—	7,530
Net increase (decrease) in cash and cash equivalents	(173,271)	320,487	(26,420)	(47,446)	48,354
Cash and cash equivalents, January 1	503,922	183,435	209,855	257,301	208,947

Cash and cash equivalents, December 31	$330,651	$503,922	$183,435	$209,855	$257,301

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

NET INCOME AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009		2008		2007	2006
(dollars in thousands)

Net income (loss) for common stock by company
Electric utilities
HECO	$50,989	$53,621		$54,966		$32,249	$49,364
HELCO	16,608	15,761		19,641		8,252	6,947
MECO	9,012	10,224		17,792		11,785	18,789
Renewable Hawaii, Inc.	(8)	(11)		(77)		(83)	(153)
Uluwehiokama Biofuels Corp.	(12)	(149)		(347)		(47)	—
	76,589	79,446		91,975		52,156	74,947
ASB consolidated	58,456	21,767	(1)	17,827	(2)	53,107	55,782
HEI and other	(21,510)	(18,202)		(19,524)		(20,484)	(22,728)
Consolidated HEI	$113,535	$83,011	(1)	$90,278	(2)	$84,779	$108,001

Return on average common equity by company
Electric utilities
HECO	6.1%	6.7%		7.6%		5.0%	7.9%
HELCO	6.5	6.8		9.3		4.4	3.8
MECO	4.0	4.7		8.4		5.9	9.7
	5.8	6.4		8.0		5.0	7.5
ASB consolidated	11.9	4.5	(1)	3.3	(2)	9.2	10.0
Consolidated HEI	7.8%	5.9	%(1)	6.8	%(2)	7.2%	9.3%

(1)

Includes a $19.3 million after-tax charge related to ASB’s private-issue mortgage-related securities. Excluding this $19.3 million charge, ASB consolidated net income would have been $41 million and return on average common equity would have been 8.3% and HEI consolidated net income would have been $102 million and return on average common equity would have been 7.2%.

(2)

Includes a $35.6 million after-tax charge related to ASB’s balance sheet restructuring in June 2008. Excluding this $35.6 million charge, ASB consolidated net income would have been $53 million and return on average common equity would have been 9.6% and HEI consolidated net income would have been $126 million and return on average common equity would have been 9.3%.

STATE OF HAWAII DATA

Unaudited

Years ended December 31, except as noted	2010		2009	2008	2007	2006

POPULATION BY COUNTY (thousands)*
Honolulu	953		908	905	900	904
Hawaii	185		178	176	173	169
Maui	155		145	144	141	140
Kauai	67		64	63	63	62
	1,360		1,295	1,288	1,277	1,275

VISITOR DATA
Visitor arrivals by air (thousands)
Domestic	5,023		4,672	4,902	5,583	5,550
International	1,960		1,748	1,811	1,914	1,978
	6,983		6,420	6,713	7,497	7,528
Visitor arrivals by air, by county (thousands)**
Honolulu	4,334		4,025	4,194	4,695	4,688
Hawaii	1,289		1,215	1,321	1,622	1,614
Maui	2,133		1,932	2,129	2,522	2,498
Kauai	964		928	1,031	1,299	1,204
	8,720		8,100	8,675	10,138	10,004
Visitor days (thousands)
Domestic	50,437		47,121	49,497	55,100	54,584
International	15,160		13,134	13,633	14,035	14,562
	65,597		60,255	63,130	69,135	69,146

Visitor expenditures by air (billions)	$11.4		$9.8	$11.2	$12.6	$12.2

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized***	$1,980		$1,999	$2,907	$3,585	$3,770
Contracting tax base	na		$6,642	$7,987	$8,073	$7,223

FEDERAL GOVERNMENT DATA (millions)
Department of Defense expenditures	na		$8,801	$6,107	$5,467	$5,379
Other federal agencies expenditures	na		$15,809	8,902	8,595	8,116
Total federal government expenditures	na		$24,610	$15,009	$14,062	$13,495

OTHER DATA
Real gross state product (billions of 2000 $s)	$50.0	(e)	$49.5	$49.8	$49.4	$48.7
Honolulu Consumer Price Index (%)	2.1		0.5	4.3	4.8	5.9
Total wage and salary jobs (thousands)	595.9		597.7	625.4	631.4	624.0
Unemployment rate (average annual %)	6.6		6.8	4.0	2.6	2.5

Sources:  State of Hawaii Data Book 2009 (prior years), Hawaii State Department of Business, Economic Development & Tourism,

Hawai’i Tourism Authority, and United States Department of Labor, Bureau of Labor Statistics

*	Resident population estimates, including military personnel, excluding visitors, as of July 1
**	Visitors visiting more than one county are included in each county’s visitor arrival count. Visitor arrivals by county include domestic and international visitors.
***	Excludes public construction
(e)	Estimate
na	Not available

SELECTED DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010		2009	2008	2007	2006
(in thousands)

CAPITAL STRUCTURE *
Short-term borrowings	$—		$—	$41,550	$28,791	$113,107
Long-term debt, net	1,057,942		1,057,815	904,501	885,099	766,185
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	1,337,398		1,306,408	1,188,842	1,110,462	958,203
	$2,429,633		$2,398,516	$2,169,186	$2,058,645	$1,871,788
CAPITAL STRUCTURE RATIOS (%) *
Short-term borrowings	—		—	1.9	1.4	6.1
Long-term debt, net	43.5		44.1	41.7	43.0	40.9
Preferred stock	1.4		1.4	1.6	1.7	1.8
Common stock equity	55.1		54.5	54.8	53.9	51.2
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Ratio of earnings to fixed charges (SEC method)	2.88		2.99	3.48	2.43	3.14
Authorized return on rate base **
HECO	8.16		8.66	8.66	9.16	9.16
HELCO	8.33		9.14	9.14	9.14	9.14
MECO	8.67		8.83	8.83	8.83	8.83
Earned return on simple average rate base ***
HECO	5.93		6.12	7.05	4.92	6.78
HELCO	5.86		5.70	7.21	6.68	4.47
MECO	4.86		4.99	7.03	5.59	7.21
Authorized return on simple average common equity **
HECO	10.00	(a)	10.70	10.70	11.40	11.40
HELCO	10.70		11.50	11.50	11.50	11.50
MECO	10.70		10.94	10.94	10.94	10.94
Earned return on simple average common equity ***
HECO	6.15		7.02	8.07	4.52	7.61
HELCO	6.24		6.89	9.39	7.79	3.70
MECO	3.90		4.76	8.54	5.78	9.51
RATE BASE (in millions, December 31)
HECO	$1,442		$1,371	$1,180	$1,175	$1,149
HELCO	453		463	372	367	388
MECO	378		386	386	388	377
	$2,273		$2,220	$1,938	$1,930	$1,914
RATE BASE (in millions, simple average)
HECO	$1,406		$1,276	$1,178	$1,162	$1,145
HELCO	458		417	369	378	379
MECO	382		386	387	382	350
	$2,246		$2,079	$1,934	$1,922	$1,874
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.5		3.8	3.8	3.8	3.9
Accumulated depreciation as percent of gross plant *	38.4		37.9	38.0	38.1	37.7
Weighted-average AFUDC rate	8.1		8.1	8.1	8.1	8.4
NUMBER OF FULL-TIME EQUIVALENT EMPLOYEES *
HECO	1,634		1,601	1,525	1,474	1,438
HELCO	347		358	348	344	340
MECO	337		338	330	327	307
	2,318		2,297	2,203	2,145	2,085

*	At December 31
**

Reflects latest final decision and order as of the end of the respective years. The return on rate base used by the PUC for purposes of the most recent interim decision and orders in the HELCO and MECO rate cases is 8.59% and 8.43%, respectively. The return on average common equity used by the PUC in those interim decision and orders for the HELCO and MECO rate cases is 10.50%.

***	Calculated on a rate-making basis.
(a)	Represents the authorized return from the 2009 test year final D&O effective March, 1, 2011.

CONSOLIDATED BALANCE SHEETS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2010	2009	2008	2007	2006
(in thousands)
ASSETS
Utility plant, at cost
Land	$51,364	$52,530	$42,541	$38,161	$35,242
Plant and equipment	4,896,974	4,696,257	4,277,499	4,131,267	4,003,022
Less accumulated depreciation	(1,941,059)	(1,848,416)	(1,741,453)	(1,647,113)	(1,558,913)
Construction in progress	101,562	132,980	266,628	151,179	95,619
Net utility plant	3,108,841	3,033,351	2,845,215	2,673,494	2,574,970
Current assets
Cash and equivalents	122,936	73,578	6,901	4,678	3,859
Customer accounts receivable, net	138,171	133,286	166,422	146,112	125,524
Accrued unbilled revenues, net	104,384	84,276	106,544	114,274	92,195
Other accounts receivable, net	9,376	8,449	7,918	6,915	4,423
Fuel oil stock, at average cost	152,705	78,661	77,715	91,871	64,312
Materials and supplies, at average cost	36,717	35,908	34,532	34,258	30,540
Prepayments and other	55,216	16,201	12,626	9,490	9,695
Regulatory assets	7,349	6,849	6,654	5,997	5,759
Total current assets	626,854	437,208	419,312	413,595	336,307
Other long-term assets
Regulatory assets	470,981	420,013	523,965	278,993	106,590
Unamortized debt expense	14,030	14,288	14,503	15,635	13,722
Other	64,974	73,532	53,114	42,171	31,545
Total other long-term assets	549,985	507,833	591,582	336,799	151,857
	$4,285,680	$3,978,392	$3,856,109	$3,423,888	$3,063,134
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,337,398	$1,306,408	$1,188,842	$1,110,462	$958,203
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,057,942	1,057,815	904,501	885,099	766,185
Total capitalization	2,429,633	2,398,516	2,127,636	2,029,854	1,758,681
Current liabilities
Short-term borrowings - nonaffiliates	—	—	—	28,791	113,107
Short-term borrowings - affiliate	—	—	41,550	—	—
Accounts payable	178,959	132,711	122,994	137,895	102,512
Interest and preferred dividends payable	20,603	21,223	15,397	14,719	10,645
Taxes accrued	175,960	156,092	220,046	189,637	152,182
Other	56,354	48,192	55,268	57,799	43,120
Total current liabilities	431,876	358,218	455,255	428,841	421,566
Deferred credits and other liabilities
Deferred income taxes	269,286	180,603	166,310	162,113	118,055
Regulatory liabilities	296,797	288,214	288,602	261,606	240,619
Unamortized tax credits	58,810	56,870	58,796	58,419	57,879
Retirement benefits liability	355,844	296,623	392,845	129,288	145,538
Other	108,070	77,804	54,949	54,030	44,068
Total deferred credits and other liabilities	1,088,807	900,114	961,502	665,456	606,159
Contributions in aid of construction	335,364	321,544	311,716	299,737	276,728
	$4,285,680	$3,978,392	$3,856,109	$3,423,888	$3,063,134

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands)

Operating revenues	$2,367,441	$2,026,672	$2,853,639	$2,096,958	$2,050,412
Operating expenses
Fuel oil	900,408	671,970	1,229,193	774,119	781,740
Purchased power	548,800	499,804	689,828	536,960	506,893
Other operation	251,027	248,515	243,249	214,047	186,449
Maintenance	127,487	107,531	101,624	105,743	90,217
Depreciation	149,708	144,533	141,678	137,081	130,164
Taxes, other than income taxes	222,117	191,699	261,823	194,607	190,413
Income taxes	48,053	48,212	56,307	34,126	47,381
	2,247,600	1,912,264	2,723,702	1,996,683	1,933,257
Operating income	119,841	114,408	129,937	100,275	117,155
Other income
Allowance for equity funds used during construction	6,016	12,222	9,390	5,219	6,348
Other, net	11,679	7,487	5,659	(627)	3,123
	17,695	19,709	15,049	4,592	9,471
Interest and other charges
Interest on long-term debt	57,532	51,820	47,302	45,964	43,109
Amortization of net bond premium and expense	2,975	3,254	2,530	2,440	2,198
Other interest charges	1,003	2,870	4,925	4,864	7,256
Allowance for borrowed funds used during construction	(2,558)	(5,268)	(3,741)	(2,552)	(2,879)
	58,952	52,676	51,016	50,716	49,684
Net income	78,584	81,441	93,970	54,151	76,942
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to HECO	77,669	80,526	93,055	53,236	76,027
Preferred stock dividends of HECO	1,080	1,080	1,080	1,080	1,080
Net income for common stock	76,589	79,446	91,975	52,156	74,947
Retained earnings, January 1	827,036	802,590	724,704	700,252	654,686
Adjustment to initially apply FIN 48	—	—	—	(620)	—
Common stock dividends	(48,769)	(55,000)	(14,089)	(27,084)	(29,381)
Retained earnings, December 31	$854,856	$827,036	$802,590	$724,704	$700,252

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31

(dollars in thousands, except par values)

		Par value		Shares outstanding 12/31/10	2010	2009	2008	2007	2006

C	4.25%	$20	HECO	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	HECO	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	HECO	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	HECO	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	HECO	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	HELCO	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	MECO	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

LONG-TERM DEBT

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2010	2009	2008	2007	2006
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
HECO
Series 1993, 5.45%, due 2023	$50,000	$50,000	$50,000	$50,000	$50,000
Series 1996A, 6.20%, due 2026 *	—	—	—	—	48,000
Series 1996B, 5.875%, due 2026 *	—	—	—	—	14,000
Series 1997A, 5.65%, due 2027	50,000	50,000	50,000	50,000	50,000
Refunding series 1998A, 4.95%, due 2012	42,580	42,580	42,580	42,580	42,580
Refunding series 1999B, 5.75%, due 2018	30,000	30,000	30,000	30,000	30,000
Series 1999C, 6.20%, due 2029	35,000	35,000	35,000	35,000	35,000
Refunding series 1999D, 6.15%, due 2020	16,000	16,000	16,000	16,000	16,000
Refunding series 2000, 5.70%, due 2020	46,000	46,000	46,000	46,000	46,000
Series 2002A, 5.10%, due 2032	40,000	40,000	40,000	40,000	40,000
Refunding series 2003B, 5.00%, due 2022	40,000	40,000	40,000	40,000	40,000
Refunding series 2005A, 4.80%, due 2025	40,000	40,000	40,000	40,000	40,000
Series, 2007A, 4.65%, due 2037	100,000	100,000	100,000	100,000	—
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	62,000	—
Series 2009, 6.50%, due 2039	90,000	90,000	—	—	—
	$641,580	$641,580	$551,580	$551,580	$451,580

*                 The proceeds from the Refunding Series 2007B SPRB were applied to refund this series of SPRB on March 27, 2007.

(Continued on next page)

LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2010	2009	2008	2007	2006
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
HELCO
Series 1993, 5.45%, due 2023	$20,000	$20,000	$20,000	$20,000	$20,000
Series 1996A, 6.20%, due 2026 *	—	—	—	—	7,000
Series 1996B, 5.875%, due 2026 *	—	—	—	—	1,000
Series 1997A, 5.65%, due 2027	30,000	30,000	30,000	30,000	30,000
Refunding series 1998A, 4.95%, due 2012	7,200	7,200	7,200	7,200	7,200
Refunding series 1999A, 5.50%, due 2014	11,400	11,400	11,400	11,400	11,400
Refunding series 1999B, 5.75%, due 2018	11,000	11,000	11,000	11,000	11,000
Refunding series 1999D, 6.15%, due 2020	3,000	3,000	3,000	3,000	3,000
Refunding series 2003A, 4.75%, due 2020	14,000	14,000	14,000	14,000	14,000
Refunding series 2003B, 5.00%, due 2022	12,000	12,000	12,000	12,000	12,000
Refunding series 2005A, 4.8%, due 2025	5,000	5,000	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	—
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	8,000	—
Series 2009, 6.50%, due 2039	60,000	60,000	—	—	—
	201,600	201,600	141,600	141,600	121,600

MECO
Series 1993, 5.45%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 1996A, 6.20%, due 2026 *	—	—	—	—	20,000
Series 1996B, 5.875%, due 2026 *	—	—	—	—	35,000
Series 1997A, 5.65%, due 2027	20,000	20,000	20,000	20,000	20,000
Refunding series 1998A, 4.95%, due 2012	7,720	7,720	7,720	7,720	7,720
Refunding series 1999B, 5.75%, due 2018	9,000	9,000	9,000	9,000	9,000
Refunding series 1999D, 6.15%, due 2020	1,000	1,000	1,000	1,000	1,000
Refunding series 2000, 5.70%, due 2020	20,000	20,000	20,000	20,000	20,000
Refunding series 2005A, 4.8%, due 2025	2,000	2,000	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	—
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	55,000	—
	164,720	164,720	164,720	164,720	144,720
	1,007,900	1,007,900	857,900	857,900	717,900
Less funds on deposit with trustees	—	—	(3,186)	(22,461)	—
	1,007,900	1,007,900	854,714	835,439	717,900

OTHER LONG-TERM DEBT (UNSECURED)
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,059,446	1,059,446	906,260	886,985	769,446
Less unamortized discount	(1,504)	(1,631)	(1,759)	(1,886)	(3,261)
Long-term debt, net	$1,057,942	$1,057,815	$904,501	$885,099	$766,185

*                 The proceeds from the Refunding Series 2007B SPRB were applied to refund this series of SPRB on March 27, 2007.

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands)

Cash flows from operating activities
Net income	$78,584	$81,441	$93,970	$54,151	$76,942
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of utility plant	149,708	144,533	141,678	137,081	130,164
Other amortization	7,725	10,045	8,619	8,230	7,932
Writedown of utility plant	—	—	—	11,701	—
Changes in deferred income taxes	95,685	14,762	3,882	(31,888)	(9,671)
Changes in tax credits, net	2,841	(1,332)	1,470	1,992	3,810
Allowance for equity funds used during construction	(6,016)	(12,222)	(9,390)	(5,219)	(6,348)
Decrease in cash overdraft	(141)	—	—	—	—
Changes in assets and liabilities:
Decrease (increase) in accounts receivable	(5,812)	32,605	(21,313)	(23,080)	8,709
Decrease (increase) in accrued unbilled revenues	(20,108)	22,268	7,730	(22,079)	(874)
Decrease (increase) in fuel oil stock	(74,044)	(946)	14,156	(27,559)	21,138
Increase in materials and supplies	(809)	(1,376)	(274)	(3,718)	(3,566)
Increase in regulatory assets	(2,936)	(17,597)	(3,229)	(1,968)	(6,123)
Increase (decrease) in accounts payable	25,392	9,717	(14,901)	35,383	(19,689)
Changes in prepaid and accrued income taxes and revenue taxes	(10,170)	(61,951)	28,055	37,455	18,599
Other	7,890	(2,571)	(5,445)	16,108	7,423
Net cash provided by operating activities	247,789	217,376	245,008	186,590	228,446
Cash flows from investing activities
Capital expenditures	(174,344)	(302,327)	(278,476)	(209,821)	(195,072)
Contributions in aid of construction	22,555	14,170	17,319	19,011	19,707
Other	1,327	340	1,157	5,440	407
Net cash used in investing activities	(150,462)	(287,817)	(260,000)	(185,370)	(174,958)
Cash flows from financing activities
Net increase (decrease) in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	—	(10,464)	12,759	(84,316)	(23,058)
Proceeds from issuance of long-term debt	—	153,186	19,275	242,538	—
Repayment of long-term debt	—	—	—	(126,000)	—
Proceeds from issuance of common stock	4,250	61,914	—	—	—
Preferred stock dividends of HECO and subsidiaries	(1,995)	(1,995)	(1,995)	(1,995)	(1,995)
Common stock dividends	(48,769)	(55,000)	(14,089)	(27,084)	(29,381)
Other	(1,455)	(10,523)	1,265	(3,544)	4,662
Net cash provided by (used in) financing activities	(47,969)	137,118	17,215	(401)	(49,772)
Net increase in cash and cash equivalents	49,358	66,677	2,223	819	3,716
Cash and cash equivalents, January 1	73,578	6,901	4,678	3,859	143
Cash and cash equivalents, December 31	$122,936	$73,578	$6,901	$4,678	$3,859

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CUSTOMER, SALES AND REVENUE DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
SERVICE AREA
Service area (square miles)	5,766	5,766	5,766	5,766	5,766
Service area population (estimated, in thousands)	1,293	1,231	1,224	1,214	1,213
CUSTOMER ACCOUNTS *
Residential	388,307	385,886	383,042	381,964	376,783
Commercial	54,374	54,527	55,243	55,869	55,493
Large light and power	548	558	543	554	567
Other	1,627	1,613	1,583	1,510	1,499
	444,856	442,584	440,411	439,897	434,342
CUSTOMER ACCOUNTS BY COMPANY *
HECO	296,422	295,282	293,740	294,591	292,988
HELCO	80,695	79,813	79,606	78,983	76,417
MECO	67,739	67,489	67,065	66,323	64,937
Consolidated	444,856	442,584	440,411	439,897	434,342
KILOWATTHOUR SALES (millions)
Residential	2,830	2,893	2,925	3,035	3,022
Commercial	3,185	3,222	3,326	3,341	3,313
Large light and power	3,513	3,525	3,633	3,690	3,729
Other	51	50	52	52	52
	9,579	9,690	9,936	10,118	10,116
KILOWATTHOUR SALES MIX (%)
Residential	29.5	29.9	29.4	30.0	29.9
Commercial	33.3	33.2	33.5	33.0	32.7
Large light and power	36.7	36.4	36.6	36.5	36.9
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
HECO	7,277	7,378	7,556	7,675	7,701
HELCO	1,110	1,120	1,141	1,163	1,149
MECO	1,192	1,192	1,239	1,280	1,266
Consolidated	9,579	9,690	9,936	10,118	10,116
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
HECO	(1.4)	(2.4)	(1.6)	(0.3)	(0.3)
HELCO	(0.9)	(1.8)	(1.9)	1.2	2.9
MECO	(0.1)	(3.8)	(3.2)	1.1	1.2
Consolidated	(1.1)	(2.5)	(1.8)	0.0	0.3

* At December 31

Years ended December 31	2010	2009	2008	2007	2006
ELECTRIC OPERATING REVENUES (thousands)
Electric sales revenue
Residential	$781,467	$690,656	$935,061	$713,241	$690,425
Commercial	814,109	694,087	973,048	714,218	695,247
Large light and power	752,056	623,159	921,321	652,298	648,066
Other	13,004	10,721	15,069	10,791	10,530
	2,360,636	2,018,623	2,844,499	2,090,548	2,044,268
Other revenues	6,805	8,049	9,140	6,410	6,144
	$2,367,441	$2,026,672	$2,853,639	$2,096,958	$2,050,412
ELECTRIC OPERATING REVENUES BY COMPANY (thousands)
HECO	$1,649,608	$1,384,885	$1,954,772	$1,385,136	$1,365,593
HELCO	372,633	343,943	446,297	361,412	339,554
MECO	345,200	297,844	452,570	350,410	345,265
Consolidated	$2,367,441	$2,026,672	$2,853,639	$2,096,958	$2,050,412
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	27.61	23.87	31.97	23.50	22.85
Commercial	25.56	21.54	29.25	21.38	20.98
Large light and power	21.41	17.68	25.36	17.68	17.38
Other	25.63	21.36	28.81	20.81	20.44
	24.65	20.83	28.63	20.66	20.21
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
HECO	22.61	18.70	25.78	17.99	17.68
HELCO	33.50	30.63	39.02	31.02	29.49
MECO	28.83	24.86	36.40	27.27	27.16
Consolidated	24.65	20.83	28.63	20.66	20.21
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
HECO	7,540	7,759	7,868	8,214	8,248
HELCO	6,405	6,613	6,703	7,024	7,142
MECO	7,368	7,503	7,681	8,101	8,185
Consolidated	7,317	7,523	7,640	7,996	8,056
Average monthly electric sales revenue per residential customer	$168	$150	$204	$157	$153

POWER SUPPLY DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional (1)	4,884	4,972	5,193	5,379	5,430
Combustion turbine (1), (2)	29	98	125	134	294
Diesel	242	295	264	280	375
Combined-cycle (1)	878	723	662	671	488
	6,033	6,088	6,244	6,464	6,587
Biodiesel	3	0	0	0	0
Hydro and wind	17	29	18	15	24
Total net generated	6,053	6,117	6,262	6,479	6,611
Purchased	4,063	4,120	4,248	4,228	4,094
	10,116	10,237	10,510	10,707	10,705
GENERATION MIX (%)
Fuel oil
Steam-conventional (1)	48.3	48.6	49.4	50.2	50.7
Combustion turbine (1), (2)	0.3	0.9	1.2	1.3	2.7
Diesel	2.4	2.9	2.5	2.6	3.5
Combined-cycle (1)	8.7	7.1	6.3	6.3	4.6
	59.7	59.5	59.4	60.4	61.5
Biodiesel	0.0	0.0	0.0	0.0	0.0
Hydro and wind	0.1	0.3	0.2	0.1	0.2
Total generation	59.8	59.8	59.6	60.5	61.7
Purchased	40.2	40.2	40.4	39.5	38.3
	100.0	100.0	100.0	100.0	100.0
SYSTEM CAPABILITY (MW) * **
Company-owned generation
Steam-conventional (1)	1,205	1,205	1,205	1,205	1,205
Combustion turbine (1), (2)	150	263	193	193	193
Diesel	147	177	176	174	158
Biodiesel (CIP CT-1)	113	0	0	0	0
Combined-cycle (1)	170	170	113	113	113
	1,785	1,815	1,687	1,685	1,669
Firm purchase power contracts	540	532	540	538	535
	2,325	2,347	2,227	2,223	2,204
SYSTEM CAPABILITY BY COMPANY (MW) * **
HECO	1,756	1,785	1,672	1,672	1,667
HELCO	285	278	272	270	267
MECO	284	284	283	281	270
	2,325	2,347	2,227	2,223	2,204
SYSTEM PEAK LOAD BY COMPANY (MW) ***
HECO	1,162	1,213	1,186	1,216	1,266
HELCO	190	195	198	203	201
MECO	210	210	206	216	218
	1,562	1,618	1,590	1,635	1,685
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	10,276	10,514	10,735	11,207	11,474
Average fuel oil cost per barrel	$87.62	$63.91	$114.50	$69.08	$68.13
Average fuel oil cost per million BTU (cents)	1,404.8	1,026.4	1,840.0	1,108.2	1,094.1
Fuel oil cost per net KWH generated (cents)	14.915	11.036	19.687	11.977	11.869
BTU per net KWH generated by company
HECO	10,545	10,590	10,496	10,649	10,582
HELCO	11,939	13,085	13,984	13,903	13,823
MECO	10,254	10,323	10,240	10,190	10,580
Consolidated	10,617	10,753	10,700	10,807	10,848
OTHER DATA
Losses and system uses (%)	5.1	5.1	5.2	5.3	5.3
Reserve margin (%) ***	52.6	50.0	44.5	38.6	32.3
Annual load factor (%) ***	73.9	72.2	75.3	74.7	72.5
Cost per KWH purchased (cents)	13.508	12.132	16.238	12.700	12.380

*                 At December 31

**          Excludes hydro run-of-river units

***   Net; noncoincident and nonintegrated

(1)          Combined-cycle data for 2006 was reported as steam-conventional and combustion turbine

(2)          2009 includes CIP CT-1 biodiesel

FORECAST: 2011 - 2015 ELECTRIC UTILITY COMPANIES

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Forecast as of December 13, 2010 (1)

Years ended December 31	2010	2011	2012	2013	2014	2015	2011-2015
(dollars in millions)	actual

USES OF CAPITAL
Transmission and distribution	$123.4	$175.9	$189.2	$181.5	$208.8	$233.6	$989.0
Production	48.8	89.9	134.6	156.5	278.4	348.1	1,007.5
General	35.5	33.9	21.4	62.7	53.3	79.1	250.4
Total capital expenditures, including AFUDC	207.7	299.7	345.2	400.7	540.5	660.8	2,246.9	(2)
Less: AFUDC	7.6	8.1	11.6	19.1	33.4	53.3	125.5
Contributions in aid of construction	26.9	32.0	28.1	24.1	20.7	20.7	125.6
Net capital expenditures	173.2	259.6	305.5	357.5	486.4	586.8	1,995.8
Other requirements (3)	—	—	57.5	—	11.4	—	68.9
Total net requirements	$173.2	$259.6	$363.0	$357.5	$497.8	$586.8	$2,064.7

SOURCES OF CAPITAL
Internal funds after dividends
Depreciation and amortization	$160.8	$155.4	$164.3	$175.1	$183.4	$192.1	$870.3
Deferred income taxes and tax credits, net	98.5	23.6	36.0	28.0	44.5	58.4	190.5
Retained earnings and other, excluding AFUDC	(90.4)	(73.0)	(57.8)	(59.5)	(44.6)	(54.4)	(289.3)
Total internal sources, excluding AFUDC	168.9	106.0	142.5	143.6	183.3	196.1	771.5
External financing sources
Debt	—	131.4	21.1	11.2	22.2	(21.9)	164.0
Drawdown of revenue bond proceeds	—	—	137.5	100.0	141.4	210.0	588.9
Common Stock Issuance	4.3	22.2	61.9	102.7	150.9	202.6	540.3
Total external financing sources	4.3	153.6	220.5	213.9	314.5	390.7	1,293.2
Total sources	$173.2	$259.6	$363.0	$357.5	$497.8	$586.8	$2,064.7
Internal sources as a percent of
Net capital expenditures	98	41	47	40	38	33	39
Total net requirements	98	41	39	40	37	33	37

CAPITAL STRUCTURE (at December 31)
Capitalization
Total debt	$1,057.9	$1,057.9	$1,152.0	$1,263.1	$1,415.3	$1,603.4
Preferred stock	34.3	34.3	34.3	34.3	34.3	34.3
Common stock	1,337.4	1,447.5	1,557.8	1,711.2	1,921.5	2,193.2
Total capitalization	$2,429.6	$2,539.7	$2,744.1	$3,008.6	$3,371.1	$3,830.9
Capitalization ratios (%)
Total debt	43.5	41.6	42.0	42.0	42.0	41.8
Preferred stock	1.4	1.4	1.2	1.1	1.0	0.9
Common stock	55.1	57.0	56.8	56.9	57.0	57.3
Total capitalization	100.0	100.0	100.0	100.0	100.0	100.0

(1)

Forecast as of December 13, 2010 prior to the final HECO 2009 test year decision & order (issued on 12/29/10) where the PUC approved a 10.0% return on common equity for the 2009 test year and tax legislation that extended bonus depreciation to 2012.

(2)	5-year capital investment plan of $2.2 billion. Compounded annual rate base growth of approximately 5%.
(3)	May not include those securities sold at the company’s option, the proceeds of which are used to repay long-term obligations prior to their maturity.

FORECAST: 2011 - 2015  ELECTRIC UTILITY COMPANIES

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Forecast as of December 13, 2010

Years ended December 31	2010	2011	2012	2013	2014	2015
	actual

CONSOLIDATED SALES AND GENERATION DATA
Sales (millions of KWH)
HECO (Oahu)	7,277	7,470	7,570	7,681	7,811	7,914
HELCO (Hawaii)	1,110	1,120	1,155	1,174	1,199	1,224
MECO (Maui, Lanai, Molokai)	1,192	1,219	1,233	1,245	1,257	1,274
Total	9,579	9,809	9,958	10,100	10,267	10,412
Increase (decrease) from previous year	(1.1)%	2.4%	1.5%	1.4%	1.7%	1.4%
Peak load (MW) (1)	1,562	1,662	1,684	1,712	1,752	1,780
Increase (decrease) from previous year	-3.5%	6.4%	1.3%	1.7%	2.3%	1.6%
Generating capability at year-end (MW)	1,785	1,787	1,787	1,787	1,787	1,787
Firm purchased capacity at year-end (MW)	540	540	540	540	540	524
Generating capability and firm purchased capacity at year-end (MW)	2,325	2,327	2,327	2,327	2,327	2,311
Firm purchased capacity (%)	23.2	23.2	23.2	23.2	23.2	22.7
Reserve margin (%) (1)	52.6	40.0	38.2	35.9	32.8	29.9
Load factor (%) (1)	73.9	71.2	71.0	68.5	67.9	67.0
Net KWH generated and purchased (millions)
Company generated	6,053	6,131	5,812	5,775	5,417	5,527
Purchased power	4,063	4,239	4,696	4,884	5,417	5,459
Total	10,116	10,370	10,508	10,659	10,834	10,986
CONSOLIDATED GENERATION MIX BY SOURCE (%) (2)
Fuel oil	76.4	75.2	71.4	70.0	65.3	65.5
Coal	15.0	13.8	14.8	14.2	14.0	13.8
Wind	2.6	3.4	4.2	4.6	7.3	7.2
Solid waste	3.2	3.2	3.9	4.7	4.7	4.7
Geothermal and other	2.8	4.4	5.7	6.5	8.7	8.8
Total	100.0	100.0	100.0	100.0	100.0	100.0

(1)     Noncoincident and nonintegrated

(2)     Includes company-owned and purchased generation

HAWAII PUBLIC UTILITIES COMMISSION

The Governor, with the consent of the Senate, appoints three full-time commissioners to staggered six-year terms. Commissioners can serve no more than 12 consecutive years.  Statutes provide for the rendering of an “interim decision” in rate cases within 11 months of the filing of a complete application by the company.  There is no statutory deadline for rendering a final decision.

On February 3, 2011, the Governor of the State of Hawaii announced the appointment of State Representative Hermina Morita as the Chairman of the PUC (for a term that expires in June 2014), subject to confirmation by the State Senate. The other commissioners are Carlito P. Caliboso (for a term that expires in June 2016), an attorney previously in private practice, and John E. Cole (for a term that expires in June 2012), who previously served as the Executive Director of the Division of Consumer Advocacy.

CONSUMER ADVOCATE

Jeffery T. Ono was appointed executive director of the Division of Consumer Advocacy effective December 16, 2010.  Prior to becoming the executive director, Mr. Ono worked as an attorney in private practice.

SELECTED DATA

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006

REGULATORY CAPITAL (%)
Tangible capital
ASB	9.21	8.99	8.48	7.78	7.55
OTS requirement	1.50	1.50	1.50	1.50	1.50
Core (leverage) capital
ASB	9.21	8.99	8.48	7.78	7.55
OTS requirement	4.00	4.00	4.00	4.00	4.00
Risk-based capital
ASB	13.85	14.06	12.76	14.68	14.69
OTS requirement	8.00	8.00	8.00	8.00	8.00
KEY STATISTICS (%)
Return on assets (1)
ASB	1.20	0.43	0.29	0.78	0.82
Peers (2)	0.52	0.16	0.65	0.92	1.13
High performing peers (2)	1.09	0.85	0.99	1.14	1.37
Net interest margin
ASB	4.23	4.19	3.62	3.05	3.13
Peers (2)	3.62	3.43	3.53	3.52	3.67
High performing peers (2)	4.21	3.89	3.88	3.73	3.80
Efficiency ratio
ASB	56	72	85	66	65
Peers (2)	61	64	60	60	58
High performing peers (2)	54	54	54	54	55
Revenue growth
ASB	13.48	(8.67)	(4.69)	1.27	(1.58)
Peers (2)	4.60	12.19	3.29	3.59	4.35
High performing peers (2)	4.32	14.43	8.00	3.89	3.20
Net charge-offs to loans outstanding
ASB	0.61	0.66	0.11	0.17	0.02
Peers (2)	1.34	1.18	0.58	0.22	0.09
High performing peers (2)	0.76	0.70	0.57	0.21	0.06
OTHER DATA
Branch locations *	57	60	63	63	64
Employees *	1,075	1,117	1,313	1,330	1,318

* At December 31
(1)	2009 net income included $19 million after tax charge related to the sale of private-issue mortgage-related securities.
2008 net income included $36 million after tax charge related to the balance sheet restructuring.
(2)	2009 & 2010 peer group includes all publicly traded banks and thrifts between $3.5 billion and $8.0 billion in total assets.
2006-2008 peer group includes all publicly traded banks and thrifts between $4.0 and $9.0 billion in total assets.

CONSOLIDATED BALANCE SHEETS

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

December 31	2010	2009	2008	2007	2006
(in thousands)

ASSETS
Cash and equivalents	$206,118	$427,375	$169,298	$204,023	$252,041
Available-for-sale investment and mortgage-related securities	678,152	432,881	657,717	2,140,772	2,367,427
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764	97,764	97,764	97,764
Loans receivable, net	3,497,729	3,670,493	4,206,492	4,101,193	3,780,461
Real estate acquired in settlement of loans, net	4,292	3,959	1,492	—	—
Other and other intangibles, net	230,514	226,323	222,167	234,661	227,726
Goodwill	82,190	82,190	82,190	83,080	83,080
	$4,796,759	$4,940,985	$5,437,120	$6,861,493	$6,808,499

LIABILITIES AND SHAREHOLDER’S EQUITY
Deposit liabilities	$3,975,372	$4,058,760	$4,180,175	$4,347,260	$4,575,548
Other borrowings	237,319	297,628	680,973	1,810,669	1,568,585
Other	90,683	92,129	98,598	108,800	104,470
	4,303,374	4,448,517	4,959,746	6,266,729	6,248,603

Common stock	330,562	329,439	328,162	325,467	323,154
Retained earnings	169,111	172,655	197,235	287,710	280,046
Accumulated other comprehensive loss, net of tax benefits	(6,288)	(9,626)	(48,023)	(18,413)	(43,304)
	493,385	492,468	477,374	594,764	559,896
	$4,796,759	$4,940,985	$5,437,120	$6,861,493	$6,808,499

Note: See Note 4 to HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31	2010	2009	2008	2007	2006
(in thousands)

Interest and dividend income
Interest and fees on loans	$195,192	$217,838	$247,210	$245,593	$231,610
Interest and dividends on investment and mortgage-related securities	14,946	26,977	65,208	111,470	117,160
	210,138	244,815	312,418	357,063	348,770
Interest expense
Interest on deposit liabilities	14,696	34,046	61,483	81,879	73,614
Interest on other borrowings	5,653	9,497	43,941	78,019	72,482
	20,349	43,543	105,424	159,898	146,096
Net interest income	189,789	201,272	206,994	197,165	202,674
Provision (reversal of allowance) for loan losses	20,894	32,000	10,334	5,700	1,400
Net interest income after provision (reversal of allowance) for loan losses	168,895	169,272	196,660	191,465	201,274
Noninterest income
Fee income on deposit liabilities	26,369	30,713	28,332	26,342	18,779
Fees from other financial services	27,280	25,267	24,846	27,916	26,385
Fee income on other financial products	6,487	5,833	6,683	7,418	8,025
Net gains (losses) on sale of securities	—	(32,034)	(17,376)	1,109	1,735
Net losses on available-for-sale securities	—	(15,444)	(7,764)	—	—
Other income	12,419	15,569	11,414	5,647	4,671
	72,555	29,904	46,135	68,432	59,595
Noninterest expense
Compensation and employee benefits	71,476	73,990	77,858	61,937	68,478
Loss on early extinguishment of debt	—	760	39,843	—	—
Occupancy and equipment	23,168	30,906	34,434	35,468	33,529
Services	6,594	11,189	16,706	29,173	21,484
Data processing	13,213	14,382	10,678	10,458	10,164
Other expense	34,487	36,244	36,485	38,872	38,656
	148,938	167,471	216,004	175,908	172,311
Income before income taxes	92,512	31,705	26,791	83,989	88,558
Income taxes	34,056	9,938	8,964	30,882	32,776
Net income for common stock	$58,456	$21,767 (1)	$17,827 (2)	$53,107	$55,782

(1)   Includes $19 million after tax charge related to the sale of private-issue mortgage-related securities.

(2)   Includes $36 million after tax charge related to the balance sheet restructuring.

Note: See Note 4 to HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.